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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                                  JUNE 17, 1999
                        (Date of earliest event reported)

                      STUDENT LOAN FUNDING 1998 - A/B TRUST
             (Exact name of registrant as specified in its charter)


           Delaware                      333-73455              31-1599686
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        ONE WEST FOURTH STREET, SUITE 210
                             CINCINNATI, OHIO 45202
                                 (513) 763-4415
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 NOT APPLICABLE.
   (Registrant's former name or former address, if changed since last report)


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Item 5.           Other Events.

                  Pursuant to the First Amended and Restated Indenture of Trust (the "Indenture"), dated as of March 15, 1999, among Student Loan Funding 1998 - A/B Trust, as Issuer (the "Issuer"), Student Loan Funding LLC, as Depositor, and Firstar Bank, N.A. as Trustee (the "Trustee"), the Trustee delivered to the noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Senior Asset-Backed Notes Series 1998A1-3, Senior Asset-Backed Callable Notes Series 1998A1-4, Senior Asset-Backed Callable Notes Series 1998A1-5, and Subordinate Asset-Backed Notes Series 1998B1-3.


Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                  The following exhibit is filed herewith. The exhibit number corresonds with Item 601(b) of Regulation S-K.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Noteholders' Statement, dated May 31, 1999





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Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         FIRSTAR BANK, N.A., not in its individual capacity but solely in its capacity as Co-owner Trustee for STUDENT LOAN FUNDING 1998 - A/B TRUST


Date:  July 2, 1999      By:  /s/ Brian J. Gardner
                              --------------------

                              Brian J. Gardner
                              Vice President & Trust Officer





                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
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99.1              Noteholders' Statement, dated May 31, 1999
























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